UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
Form 8-K
Current Report
_____________________________

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

September 26, 2023
Date of Report (Date of earliest event reported)

Truist Financial Corporation
(Exact name of registrant as specified in its charter)
_____________________________

North Carolina	1-10853	56-0939887
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

214 North Tryon Street
Charlotte,	North Carolina	28202
(Address of principal executive offices)		(Zip Code)

(336) 733-2000
(Registrant's telephone number, including area code)
_____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $5 par value	TFC	New York Stock Exchange
Depositary Shares each representing 1/4,000th interest in a share of Series I Perpetual Preferred Stock	TFC.PI	New York Stock Exchange
5.853% Fixed-to-Floating Rate Normal Preferred Purchase Securities each representing 1/100th interest in a share of Series J Perpetual Preferred Stock	TFC.PJ	New York Stock Exchange
Depositary Shares each representing 1/1,000th interest in a share of Series O Non-Cumulative Perpetual Preferred Stock	TFC.PO	New York Stock Exchange
Depositary Shares each representing 1/1,000th interest in a share of Series R Non-Cumulative Perpetual Preferred Stock	TFC.PR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 2, 2023, Truist Financial Corporation (“Truist”) announced changes to its Board of Directors (the “Board”). On December 31, 2023, the retirements of directors Kelly S. King, Nido R. Qubein, David M. Ratcliffe and Thomas N. Thompson will occur due to these directors reaching Truist’s mandatory retirement age. In addition, Board members Anna R. Cablik, Paul D. Donahue, Easter A. Maynard and Frank P. Scruggs, Jr. notified Truist on September 26, 2023, that they have chosen to conclude their service as directors effective as of December 31, 2023. Their decisions are to address other professional and personal commitments and are not due to any disagreement with Truist on any matter relating to Truist’s operations, policies or practices. The Board and Truist’s management express their deep appreciation to these directors for their dedicated service and many significant contributions to Truist.

ITEM 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 27, 2023, the Board of Truist approved and adopted, effective as of such date, amendments to Truist’s Amended and Restated Bylaws (as so amended, the “Bylaws”).

The amendments to the Bylaws consist primarily of revisions and clarifications to certain procedural and disclosure requirements for shareholder proposals, including provisions for an orderly process for the use of universal proxy cards.

The amendments to the Bylaws also eliminate language originally included in the Bylaws pursuant to the Agreement and Plan of Merger, dated as of February 7, 2019, as amended as of June 14, 2019, between BB&T Corporation and SunTrust Banks, Inc. (the “Merger Agreement”). These merger-related provisions have been removed to the extent that they have expired or have already been implemented.

Specifically, the amendments to the Bylaws include, among other things:

a.Revising Article II, Section 10(a) to enhance disclosure requirements for shareholders intending to nominate directors or propose other business (“Proposing Shareholders”) at meetings of shareholders, including without limitation, to clarify that certain required disclosures and representations applicable to a Proposing Shareholder also apply to any affiliates, associates, control persons or others acting in concert with the Proposing Shareholder;
b.Amending Article II, Section 10(b) to:
i.specify that the number of nominees that the Proposing Shareholder may nominate for election at a special meeting may not exceed the number of directors to be elected at such special meeting;
ii.require that the Proposing Shareholder deliver a signed statement by the nominee consenting to serve as a director if elected and certain other representations and agreements; and
iii.provide that Truist may require any proposed nominee to furnish a completed and signed written questionnaire with respect to the background and qualifications of such person;
c.Adding Article II, Section 10(c) to require a Proposing Shareholder’s notice to set forth:
i.In the case of a proposal of business other than nominations, whether such Proposing Shareholder intends to deliver a proxy statement and form of proxy to shareholders of at least the percentage of Truist’s voting shares required under applicable law to carry the proposal, or in the case of a solicitation with respect to nominations that is subject to Rule 14a-19 of the Securities Exchange Act of 1934, as amended (the “Exchange Act’), confirming that the Proposing Shareholder will engage in such solicitation in accordance with Rule 14a-19;
ii.a representation that the Proposing Shareholder will provide Truist with documentation demonstrating that necessary steps have been taken for compliance with the above-summarized solicitation requirements;
iii.a description of plans or proposals relating to certain actions that may impact the control or ownership of Truist that are set forth in federal securities and/or U.S. banking laws and regulations and other applicable regulatory standards;
iv.certain other representations and all other information which would be required to be included in a proxy statement filed with the Securities and Exchange Commission if, with respect to any such item of business, the Proposing Shareholder were a participant in a solicitation subject to Section 14 of the Exchange Act; and
v.an agreement to update and supplement the disclosures in the Proposing Shareholder’s notice so that such notice is true and accurate as of the record date for the shareholders meeting and as of the date that is the 10th business day prior to the shareholders meeting or any adjournment or postponement thereof;
d.Adding Article II, Section 10(d) to provide that, if any proposed nomination or any other business proposed to be brought before a shareholders meeting is not in compliance with Article II, Section 10, then, except as otherwise required by law, the chairman of the meeting shall declare that such nomination shall be disregarded or such other business shall not be transacted, notwithstanding that votes and proxies in respect of such nomination or other business have been received by Truist;
e.Adding Article II, Section 10(f) to require a Proposing Shareholder to use a proxy card color other than white; and

f.Revising Article III, Section 18 (as renumbered) to remove various governance provisions required by the Merger Agreement that have expired by their terms or have already been implemented, including provisions regarding Chairman and CEO succession, Board composition and Lead Director appointment.

Finally, the amendments to the Bylaws contain updates to conform to the North Carolina Business Corporation Act as well as several non-substantive, ministerial, clarifying and conforming changes.

The foregoing summary is qualified in its entirety by reference to the Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

ITEM 7.01    Regulation FD Disclosure.

A copy of the news release issued by Truist announcing the changes to the Board, dated October 2, 2023, is furnished as Exhibit 99.1. The news release at Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

ITEM 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description of Exhibit
3.1	Bylaws of Truist Financial Corporation, as Amended and Restated, Effective September 27, 2023.
99.1	News Release dated October 2, 2023.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUIST FINANCIAL CORPORATION
(Registrant)

By:	/s/ Cynthia B. Powell
Cynthia B. Powell
Executive Vice President and Corporate Controller
(Principal Accounting Officer)

Date: October 2, 2023